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                                                                EXHIBIT 10.100


                               FUNDING AGREEMENT


         THIS FUNDING AGREEMENT is made to be effective this 16 day of February, 1999 by and between Bankers Insurance Group, Inc., a Florida corporation (herein, "BIG"), Bankers Insurance Company, a Florida corporation (herein, "BIC"), Venture Capital Corporation, a Cayman company (herein, "VCC"), and Western International Insurance Company, a Cayman company (herein, "WIIC").

WHEREAS, there is that certain Underwriting Agreement (herein, "Underwriting Agreement") pursuant to which VCC has sold 1,350,000 shares (herein, "Shares") of the common capital stock of Insurance Management Solutions Group, Inc. (plus additional shares pursuant to the over allotment); and

WHEREAS, there is that certain Agreement for Satisfaction of Debt and Capitalization of Subsidiary (herein, "Capitalization Agreement") dated December 16, 1998 made by and between VCC and WIIC;

WHEREAS, pursuant to the Capitalization Agreement the entire net cash proceeds of the sale of the shares pursuant to the Underwriting Agreement are to be contributed by VCC to WIIC;

WHEREAS, there is that certain Loan Agreement dated December 16, 1998 made by and between WIIC as "Lender" and BIG as "Borrower" and pursuant to which WIIC has agreed to loan to BIG the sum of U.S.$12,000,000.00 upon the receipt by WIIC of the net proceeds of the sale of the Shares; and

WHEREAS, BIC maintains a custodial bank account (herein, "Custodial Account") with SouthTrust Bank, N.A. as custodian for the funds of WIIC and in order to secure certain reinsurance treaties between WIIC and BIC;

NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth as well as for other good and valuable consideration, the parties hereto do covenant and agree as follows:

1. VCC shall issue directions that the net proceeds due to VCC from the sale of the Shares shall be wired to the Custodial Account.

2. BIC shall distribute to BIG the sum of $12,000,000 out of such Custodial Account to such account or accounts as BIG shall direct.


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3. BIC shall hold the excess of the net proceeds in the Custodial Account to further secure the obligations of WIIC under the various reinsurance agreements between the parties.


         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above set forth.


                                 Bankers Insurance Group, Inc.


                                 By: /s/ G. Kristin Delano
                                    -------------------------------------------
                                         G. Kristin Delano, Corporate Secretary



                                 Bankers Insurance Company


                                 By: /s/ G. Kristin Delano
                                    -------------------------------------------
                                         G. Kristin Delano, Corporate Secretary



                                 Venture Capital Corporation
                                 a Florida corporation


                                 By: /s/ Barry B. Benjamin
                                    -------------------------------------------
                                         Barry B. Benjamin, President



                                 Western International Insurance Company


                                 By: /s/ Barry B. Benjamin
                                    -------------------------------------------
                                         Barry B. Benjamin, President